MEMORIAL FUNDS

GOVERNMENT BOND FUND
CORPORATE BOND FUND
GROWTH EQUITY FUND
VALUE EQUITY FUND

December 31, 1998                                                  ANNUAL REPORT
-------------------------------------------------------------------------

Dear Memorial Funds Shareholder:

It is with a great deal of pride and satisfaction that I am able to communicate to you the remarkable success of the Memorial Funds since their inception in March, 1998. As of December 31, 1998, over $250 million has been invested by shareholders across our four Funds. This investment commitment by you, our shareholders, far exceeded our initial expectations for the first fiscal year of the Funds' existence. We thank you for your support through the development process.

In spite of the advancement and development of investment products and services for various retail and institutional clients, there are many industries that continue to be under-served by the investment community. Prompted by investor awareness of the quality portfolio managers we have assembled to manage our Funds, and the conservative investment philosophy that those managers follow, prospective shareholders have contacted us to inquire about our mutual fund product line. In response to such inquiries, we have made presentations that are designed to educate these potential investors on how the Memorial Funds can meet their investment needs. These presentations have been extremely well received, and we will continue to focus on educating these and other industry groups. We expect that marketing efforts aimed at these new distribution channels will continue to prove successful and will provide additional critical mass to our fund family in the coming years. Such mass would have the effect of lowering the overall cost to all shareholders.

If you have any questions or would like additional information about our Funds, please call Forum Financial Services, Inc., the Funds' distributor, at (888) 263-5593. On behalf of the Board of Trustees of the Memorial Funds, I would like to thank all of you who have supported us thus far. We remain committed to meeting the needs of our shareholders for many years to come.

Sincerely,

/s/ Christopher W. Hamm
Christopher W. Hamm
President-Memorial Funds

                               TABLE OF CONTENTS

                                                              Page
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA                 1
Portfolio Performance.......................................     1
Sub-Adviser Interviews......................................     3
  Government Bond Fund......................................     3
  Corporate Bond Fund.......................................     6
  Growth Equity Fund........................................     8
  Value Equity Fund.........................................    10
Performance Data............................................    12
FINANCIAL STATEMENTS OF THE MEMORIAL FUNDS
Schedules of Investments:
  Government Bond Fund......................................    14
  Corporate Bond Fund.......................................    15
  Growth Equity Fund........................................    18
  Value Equity Fund.........................................    20
Notes to Schedules of Investments...........................    21
Statements of Assets and Liabilities........................    22
Statements of Operations....................................    23
Statements of Changes in Net Assets.........................    24
Financial Highlights........................................    25
Notes to Financial Statements...............................    27
Independent Auditors' Report................................    31

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
DECEMBER 31, 1998
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PORTFOLIO PERFORMANCE

MEMORIAL FUNDS PERFORMANCE-INCEPTION TO DATE

GOVERNMENT BOND FUND

    The Government Bond Fund generated a total return since inception of 7.96%. For the calendar quarter ended December 31, 1998, the Fund had a total return of (0.17%), slightly underperforming the (0.08%) total return of the Lehman Brothers U.S. Government Bond Index, its benchmark. The sector decisions made by The Northern Trust Company ("Northern Trust") were slightly negative relative to the benchmark. Although Northern Trust correctly anticipated and had positioned the portfolio for slightly higher interest rates, this did not provide contribution enough to offset the sector exposure. The portfolio is now positioned with an interest rate sensitivity similar to the benchmark, since Northern Trust believes their positive secular view regarding the economy has become the consensus. The manager has made modest reductions in corporate and agency sectors, and adjusted mortgage sector composition to take advantage of relative value opportunities they see in the market.

CORPORATE BOND FUND

    From inception through year end 1998, the total return of the Corporate Bond Fund, managed by Conseco Capital Management, Inc. ("Conseco"), was 7.50%. During the fourth quarter of the year the Fund performed in line with its benchmark, the Lehman Brothers Corporate Bond Index; the Fund's total return was 0.53% and the index's total return was 0.60%. The research driven discipline of Conseco is oriented toward overweighting in the corporate sector and underweighting in Treasuries, which made 1998 a challenge for the manager. There were significant shifts in the financial markets through the year marked by ongoing changes in risk premiums related to quality, maturity, and sector. Spreads widened dramatically in the third quarter to levels not seen in many years, followed by some contraction in the fourth quarter as the Federal Reserve Board provided support to the markets by cutting short term rates. Conseco believes the market overreacted in its revaluation of risk, and that it has yet to return to a more normal level. The portfolio is positioned for this with an emphasis on corporate issuers with BBB ratings, and mortgage backed and asset backed securities.

GROWTH EQUITY FUND

    In the final quarter of 1998, the Growth Equity Fund underperformed the Russell 1000 Growth Stock Index, producing a total return of 21.66% versus 26.51% for the index. Since inception, the Fund, under the management of Davis Hamilton Jackson & Associates, Inc. ("Davis Hamilton"), has had a total return on Institutional Shares of 20.97%. During the quarter the Fund was overweighted relative to the index in health care, technology, capital goods and consumer non-staple industries. It was underweighted in consumer staples, financials, and basic materials. The manager's underperformance relative to the benchmark was primarily a result of stock selection within the technology industry. Looking forward, Davis Hamilton expects to maintain its portfolio posture by investing in companies with steady and increasing quarterly earnings.

                                       1                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
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VALUE EQUITY FUND

    The Value Equity Fund, under the direction of Beutel, Goodman Capital Management ("Beutel Goodman"), continued to struggle somewhat in a market which did not reward value investors. The Fund produced a total return for the quarter of 13.76%, versus the Russell 1000 Value Index total return of 15.92%, and the S&P 500 total return of 21.28%. Since inception, the Fund has had a total return on Institutional Shares of (7.76%). The Fund was well positioned by Beutel Goodman with a significant overweighting in technology relative to the index, resulting in a positive portfolio effect. However, an overweighting in capital goods had a negative influence due to stock selection in that industry. While the Fund was underweighted in financials, successful stock selection by Beutel Goodman provided a positive impact on performance. Looking forward, Beutel Goodman has positioned the portfolio with a greater emphasis on mid-capitalization stocks to take advantage of the extreme return divergence that has occurred between large and mid-cap equities.

                                       2                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

Forum Investment Advisors, LLC, the investment adviser to the Memorial Funds, posed various questions to the sub-advisers of the four portfolios subsequent to the end of the reporting period. Those questions, and the responses received from the investment managers, provide interesting insight into the investment style, portfolio positioning and expectations of the managers for 1999.

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND")

Q:  HOW WAS YOUR PERFORMANCE SINCE THE INCEPTION OF THE FUND?

A: The Fund's total return was essentially flat during the fourth quarter of 1998 as coupon income was offset by slightly greater loss of principal value. Treasury rates moved higher and the yield curve flattened during the period as bond market participants deemed it less likely that the Federal Open Market Committee would ease soon again after its November meeting.

As of December 31, 1998, the Fund has generated a positive total return of 7.96% since its inception date. For the latest calendar quarter, the Fund generated a negative total return of (0.17%) versus a (0.08%) return for the Lehman Brothers U.S. Government Bond Index.

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO? WHY?

A: The portfolio has been positioned with similar interest rate sensitivity and greater non-treasury exposure versus the benchmark. Prior to the fourth quarter, the interest rate sensitivity was greater than the index. However, as we now believe our positive secular view regarding the economy's non-inflationary growth potential dynamic has become the consensus, we have reduced the Fund's interest rate exposure to a level much closer to that of the index. This was a beneficial decision during the quarter, but it had little impact on the relative performance. Our sector decisions were a slightly negative contribution during the quarter, despite the fact that the tone in the market for spread sensitive paper was much improved at the end of the calendar year.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: From an interest rate perspective, the directional movement toward slightly higher interest rates was as we anticipated. The magnitude of the market's upward drift in rates was also similar in magnitude given our expectations for a range bound environment. Consequently, we were successful with the management of the interest rate factors.

The contribution of spread sensitive securities was slightly less than anticipated. We continue to anticipate that market volatility will decrease somewhat as the Treasury market settles in a fairly narrow range. As a consequence, it is our expectation that the Fund's spread sensitive securities will move to relatively higher valuations over time. The present posture of the Fund is constructed to perform better in a steady interest rate environment, as well as an environment in which risk premiums remain steady-to-lower.

                                       3                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED)

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO? DO YOU EXPECT ANY MAJOR PORTFOLIO SHIFTS DURING THE REMAINDER OF 1999?

A: During the quarter, we used the continuance in spread volatility to make some timely and modest reductions in the Corporate and Agency sectors. At the same time, we added to and adjusted the composition of the mortgage exposure.

Further participation in these areas will be dictated by relative value opportunities as they arise. These sector and issue decisions are where we anticipate generating the majority of relative performance over the longer term.

Q: WHAT IS THE CURRENT DURATION OF YOUR PORTFOLIO? HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX?

A: As stated above, the duration of the portfolio is now similar to that of the index. As of December 31, 1998, the duration of the Fund was 5.46 years versus
5.38 years for the Lehman Brothers U.S. Government Bond Index.

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW DOES YOUR OUTLOOK AFFECT THE COMPOSITION OF YOUR PORTFOLIO?

A: Given a similar duration as that of the index, the Fund is positioned to reflect a neutral outlook. Our latest policy, as of the end of December, reflects the following:

    Moderate Economic Growth Expected

    -Federal Reserve rate cuts in 1998 should limit expected slowing in domestic demand.

    -Inflation is likely to remain low.

    Treasury Market is Fairly Valued

    -Credit spreads continue to look attractive over a longer-term investment horizon.

    -A rash of uncertainties warrants emphasizing liquidity in bond selection.

Q: WHAT IS YOUR CURRENT ALLOCATION AMONG SECTORS OF YOUR STRATEGY? HOW DOES THIS COMPARE TO YOUR BENCHMARK?

A: As noted above, we did make some modest changes to the sector exposure during the past quarter. Our current allocation among sectors includes 25.2% exposure to Agency issues and a 7.1% position in assorted Corporate obligations. Agency issues represent just over 18% of the Lehman Brothers U.S. Government Bond Index. The index does not contain any Corporate issues. In addition, we have added several mortgage-backed securities to the portfolio. At quarter end, mortgage-backed exposure represented 17.3% of the portfolio. The Lehman Brothers U.S. Government Bond Index does not contain any mortgage-backed issues.

                                       4                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

     AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONCLUDED)

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       5                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. GREG HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND ("FUND")

Q:  HOW WAS THE PERFORMANCE SINCE THE INCEPTION OF THE FUND?

A: Since inception of the Fund through December 31, 1998, the Fund returned 7.50% while the Lehman Brothers Corporate Bond Index returned 6.86% over the same period.

Q: WHAT ATTRIBUTES OF THE PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF THE PORTFOLIO? WHY?

A: The single best performing fixed income security during 1998 was the 30-year U.S. Treasury Bond. While the portfolio held long maturity corporate bonds, they did not perform as well due to the significant spread widening.

Q:  HOW DID THE PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: While we expected to see a gradual decline in interest rates, we did not expect to see the dramatic repricing of risk and the subsequent spread widening in the Corporate sector during August, September and October.

Q: WHAT WERE THE LARGEST POSITIONS ADDED TO AND SUBTRACTED FROM THE PORTFOLIO? DO YOU EXPECT ANY MAJOR PORTFOLIO SHIFTS DURING 1999?

A: The largest holdings included: U.S. Treasury Bonds, Public Service Electric & Gas, and Farmers Insurance Exchange. Since we are in the late stages of an eight-year expansion, every credit in which we invest is scrutinized for its ability to hold up through a recession. While we don't expect to see a recession in the U.S. economy, the financial market impact of an economic slowdown may have the same result on credit spreads. Thus, we expect to emphasize those sectors which will hold up well in a slowing economy such as cable, media, grocery stores and telecommunications. In contrast, I would expect that we will avoid many of the deep cyclicals such as paper, forest products, chemicals and steel.

Q: WHAT IS THE CURRENT DURATION OF THE PORTFOLIO? HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS CORPORATE BOND INDEX?

A: The portfolio duration at December 31, 1998, was 5.83 years while the duration of the Lehman Brothers Corporate Bond Index was 6.03 years.

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW DOES THIS OUTLOOK AFFECT THE COMPOSITION OF THE PORTFOLIO?

A: Given the tremendous slowdown in the global economies and the late stage of the U.S. economic expansion, we are of the belief that the U.S. economy will be impacted and slow from its existing robust growth. This in turn should have a dampening effect on interest rates which should trade lower. Low

                                       6                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. GREG HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND ("FUND") (CONCLUDED)

commodity prices, particularly oil, and virtually no sign of inflation should help to sustain low levels of interest rates. Regardless of this prognostication, we expect to manage the portfolio to duration that approximates the Lehman Brothers Corporate Bond Index duration.

Q: WHAT IS YOUR OUTLOOK REGARDING THE CREDIT SPREADS BETWEEN GOVERNMENT AND CORPORATE BONDS? HOW DOES THIS AFFECT THE COMPOSITION OF THE PORTFOLIO?

A: An analysis of corporate spread as a percent of the comparable U.S. Treasury yield shows that that relationship is at its historic widest levels. We believe that means corporate bonds, in general, are under valued. We expect to increase our investment in corporate bonds given the opportunities that are presented in the capital markets.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       7                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. JACK HAMILTON OF DAVIS HAMILTON JACKSON & ASSOCIATES, INC. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND")

Q:  HOW WAS YOUR PERFORMANCE SINCE THE INCEPTION OF THE FUND?

A: The performance of the Fund since inception has been very good. Including reinvested dividends and distributions, the Institutional Shares of the Fund returned 20.97% during the nine months. The S&P 500 advanced 12.85% in the corresponding period.

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO? WHY?

A: Adherence to our growth style objective, and a discipline emphasizing companies with stable or rising earnings estimates helped relative returns. Our research kept us overweighted in technology, retail, and health care due to positive secular trends and consistent earnings outperformance from the leading companies in these industries. We also minimized holdings in industries where profit expectations declined. Basic materials, energy, and utilities were kept at below average exposure while maintaining a diversified portfolio. The stock market rewarded companies with strong franchises and stable earnings outlooks due to the uncertainty in global markets and the slowdown in corporate profits that has been underway for several quarters. Larger companies substantially outdistanced smaller companies due to their superior earnings performance, liquidity, and growth outlook.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: Performance exceeded our expectations. We keep midcap companies as a core 25-35% of the portfolio. The divergence in performance of midcap and smaller cap indices relative to the S&P 500 made beating the market with a large exposure to this segment even more difficult. Most small cap managers had terrible relative performance in 1998, with a large portion producing negative full year returns. Midcap indices also lagged the S&P 500 by 1000-2000 basis points during the year. Our stockpicking overall, and specifically in the medium sized companies, was significantly above average.

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO?

A: Our largest portfolio holdings during 1998 included Microsoft, Time Warner, Wal-Mart, General Electric, Symbol Technologies, AIG, Cisco Systems, IBM, and SBC Communications. We added positions in Oracle, Intel, Ascend, Albertsons, Medtronic, Enron, Providian, and Lexmark in the second half of 1998. Holdings of Robert Half, PepsiCo, Southwest Airlines, Henry Schein, Meredith, Parametric, Crescent Real Estate, Omnicare, and Nabors Industries were eliminated.

Q: HOW DO YOUR CURRENT INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 GROWTH INDEX SECTOR WEIGHTS?

A: The portfolio is diversified relative to the S&P 500 and Russell 1000 Growth Index industry weightings. The Russell 1000 Growth Index is much more concentrated in three industries due to its construction. Technology, Health Care and Consumer Staples represented nearly 70% of the index at year-end versus a

                                       8                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. JACK HAMILTON OF DAVIS HAMILTON JACKSON & ASSOCIATES, INC. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND") (CONCLUDED)

comparable 50% in the S&P 500. The Fund carried above average holdings in all three sectors compared to the S&P 500. However, weightings against the Russell 1000 Growth Index in these three sectors were all below average. We view the Russell weightings in these industries as an upper limit in building a diversified portfolio. Conversely, the Russell Index has minimal exposure to Communication Services, Financials, Basic Materials, and Energy relative to their share of the economy. We were overweighted in these areas versus the Russell 1000 Growth Index but well below the S&P 500 in each. We intend to manage the portfolio in a much more diversified manner than the Russell 1000 Growth Index while emphasizing industries and companies with the best growth outlooks.

Q: WHAT IS YOUR OUTLOOK FOR YOUR STYLE OF GROWTH INVESTING OVER THE NEXT SIX MONTHS? HOW DOES THIS COMPARE TO YOUR OUTLOOK FOR THE S&P 500 INDEX?

A: We are optimistic about our growth style for several reasons. First, rapid organic growth in medium-sized to large companies remains difficult to achieve in the current economic environment. We do not expect an acceleration in corporate profits in 1999 and this should continue to result in growth stocks holding a large relative premium to the average company. Second, positive earnings estimate revisions will likely remain concentrated in the sectors of the market with the best secular growth rates. We anticipate that industrial, commodity cyclical, and manufacturing businesses will continue to struggle to keep margins up with a slow world economy and an inability to increase product prices. Third, the S&P 500 is a much more growth-centered index based on the changes that have occurred in the last 5 years. We expect the large, high quality companies that dominate index returns to be tough competition for the average company until the next economic expansion gains more visibility.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       9                          Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. PHILIP FERGUSON OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND ("FUND")

Q:  HOW WAS YOUR PERFORMANCE SINCE THE INCEPTION OF THE FUND?

A: While our portfolio outperformed the broad, equally weighted market averages, our performance was clearly disappointing when compared with the market-capitalization weighted Russell 1000 Value Index. The period from the inception of the Fund until the end of 1998 was a very weak period for the average U.S. common stock (the Russell 3000 equal-weighted Index and the Value Line Index were down roughly 9% and 12%, respectively, during this period). The Russell 1000 Value Index rose by over 4% during this period compared to our performance of (7.76%) on the Institutional Shares of the Fund.

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO? WHY?

A: The most significant impact was the average market capitalization of the stocks in the portfolio. Throughout 1998, the best performers within the Russell 1000 Value Index were the very largest companies (see table). Our portfolio was more heavily represented in the smaller companies within the Index, due to their compelling relative value characteristics.

RUSSELL 1000 VALUE CAPITALIZATION SECTORS             1998 RETURN
--------------------------------------------------  ---------------
Above $76 billion                                           32.5%
$34-76 billion                                              26.6%
$13-34 billion                                              19.7%
$4-13 billion                                                4.9%
Less than $4 billion                                         4.6%

Within sectors, our most positive contribution came from the technology and financial areas, while the most negative contributor was an overweight in oil service stocks.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: The results were well below our expectations. A consistently applied value approach generally performs well over a complete market cycle. We consider 1998's results to be an aberration.

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO?

A: Subsequent to the initial round of investment, our most significant additions to the portfolio were in the following sectors:

Financial Services                                  SLM Holdings, A.G. Edwards, First
                                                     Union, First Data
Industrial Cyclicals                                Bowater, Champion Intl, Dana Corp.
Defense                                             B. F. Goodrich, Lockheed Martin
Technology                                          Texas Instruments

                                       10                         Memorial Funds

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AN INTERVIEW WITH MR. PHILIP FERGUSON OF BEUTEL, GOODMAN CAPITAL MANAGEMENT SUB-ADVISER TO VALUE EQUITY FUND ("FUND") (CONCLUDED)

Three positions were liquidated as the result of takeovers or favorable corporate restructurings: Cognizant restructured into two discreet companies. R.P. Scherer was acquired by Cardinal Health. AMP was the subject of an unfriendly takeover bid from Allied Signal. Several stocks were deemed to have an uncomfortable level of exposure to problems in weak foreign economies; liquidations in this area included Nucor, Brunswick, Cummins Engine, Fluor, and Boeing.

Q: HOW DO YOUR CURRENT INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 VALUE INDEX SECTOR WEIGHTS?

A: Our industry allocations differ markedly from the Russell 1000 Value Index. Our most significant overweight is in the technology sector, where we closed the year with a 22% weight vs. 7% for the Index. Our holdings in this area are all industry leaders selling at unreasonably low valuation levels. Our technology positions were our top five gainers for the year. We are roughly double-weighted in Consumer Discretionary (15% vs. 7%). Our largest underweight was in the Utilities sector (8% vs. 23%). While our three holdings in this sector were good absolute contributors to performance, our underweight in a strong group detracted from overall performance.

Q: WHAT IS YOUR OUTLOOK FOR YOUR STYLE OF VALUE INVESTING OVER THE NEXT SIX MONTHS? HOW DOES THIS COMPARE TO YOUR OUTLOOK FOR THE S&P 500 INDEX?

A: As this is being written in early 1999, large-capitalization growth stocks continue to dominate the market. Valuations for these companies are high by any historic measure, while value stocks continue to sell at deep discounts to the market averages. Over time, there is an ebb and flow to market leadership, and history tells us that value stocks are overdue for their time in the sun. While it is impossible to accurately predict market action over short time frames, we remain convinced that our style of value investing will produce excellent results over a normal market cycle. We expect the S&P 500 to trade in a volatile manner for the remainder of the year, and our best guess is for a single-digit return for the year.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

                                       11                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

These charts reflect a comparison in the change in value of a $10,000 investment in Government Bond Fund and Corporate Bond Fund, including reinvested dividends and distributions, since inception of each Fund. The result is compared with a broad-based securities market index. Each Fund's total return includes operating expenses that reduces returns, while the total return of the Fund's respective Index does not. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         GOVERNMENT BOND FUND VS. LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX
                                                                                GOVERNMENT BOND FUND
3/29/98                                                                                                                    10,000.00
4/30/98                                                                                                                    10,041.85
5/31/98                                                                                                                    10,136.86
6/30/98                                                                                                                    10,261.36
7/31/98                                                                                                                    10,266.59
8/31/98                                                                                                                    10,525.42
9/30/98                                                                                                                    10,814.20
10/31/98                                                                                                                   10,725.91
11/30/98                                                                                                                   10,769.78
12/31/98                                                                                                                   10,796.01
Cumulative Total Return as of 12/31/98
                                                                                                                       Institutional
                                                                                                                              Shares
Since Inception on 3/29/98:                                                                                                    7.96%
Value on 12/31/98
Government Bond Fund:                                                                                                        $10,796
Lehman Brothers U.S. Government Bond Index:                                                                                  $10,686

                                                       LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX
3/29/98                                                                                        10,000.00
4/30/98                                                                                        10,048.00
5/31/98                                                                                        10,117.33
6/30/98                                                                                        10,185.12
7/31/98                                                                                        10,223.82
8/31/98                                                                                        10,417.05
9/30/98                                                                                        10,659.77
10/31/98                                                                                       10,677.89
11/30/98                                                                                       10,644.79
12/31/98                                                                                       10,686.30
Cumulative Total Return as of 12/31/98
Since Inception on 3/29/98:
Value on 12/31/98
Government Bond Fund:
Lehman Brothers U.S. Government Bond Index:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                    CORPORATE BOND FUND VS. LEHMAN BROTHERS CORPORATE BOND INDEX
                                                                         CORPORATE BOND FUND
3/25/98                                                                                                          10,000.00
4/30/98                                                                                                          10,048.71
5/31/98                                                                                                          10,162.57
6/30/98                                                                                                          10,280.05
7/31/98                                                                                                          10,288.77
8/31/98                                                                                                          10,480.95
9/30/98                                                                                                          10,693.73
10/31/98                                                                                                         10,590.11
11/30/98                                                                                                         10,692.93
12/31/98                                                                                                         10,750.46
Cumulative Total Return as of 12/31/98
                                                                                                             Institutional
                                                                                                                    Shares
Since Inception on 3/25/98:                                                                                          7.50%
Value on 12/31/98
Corporate Bond Fund:                                                                                               $10,750
Lehman Brothers Corporate Bond Index:                                                                              $10,695

                                                 LEHMAN BROTHERS CORPORATE BOND INDEX
3/25/98                                                                            10,000.00
4/30/98                                                                            10,063.00
5/31/98                                                                            10,182.75
6/30/98                                                                            10,258.10
7/31/98                                                                            10,248.87
8/31/98                                                                            10,297.04
9/30/98                                                                            10,630.66
10/31/98                                                                           10,466.95
11/30/98                                                                           10,663.73
12/31/98                                                                           10,694.65
Cumulative Total Return as of 12/31/98
Since Inception on 3/25/98:
Value on 12/31/98
Corporate Bond Fund:
Lehman Brothers Corporate Bond Index:

EACH FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT. CHANGES IN VALUE OF LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX AND LEHMAN BROTHERS CORPORATE BOND INDEX ARE BASED ON AN INCEPTION DATE OF 3/31/98.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED. RETURNS FOR LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED.

                                       12                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONCLUDED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

These charts reflect a comparison in the change in value of a $10,000 investment in Growth Equity Fund and Value Equity Fund, including reinvested dividends and distributions, since inception of each Fund. The result is compared with a broad-based securities market index. Each Fund's total return includes operating expenses that reduces returns, while the total return of the Fund's respective Index does not. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      GROWTH EQUITY FUND VS. RUSSELL 1000 GROWTH INDEX
                                                                  GROWTH EQUITY        GROWTH EQUITY       RUSSELL 1000

                                                                      FUND (TRUST)          FUND (INST)       GROWTH INDEX
3/29/98                                                                  10,000.00            10,000.00          10,000.00
4/30/98                                                                  10,060.00            10,070.00          10,132.02
5/31/98                                                                   9,880.00             9,880.00           9,839.81
6/30/98                                                                  10,560.67            10,580.67          10,432.66
7/31/98                                                                  10,430.66            10,450.66          10,354.47
8/31/98                                                                   9,080.57             9,110.58           8,793.01
9/30/98                                                                   9,912.72             9,942.72           9,449.67
10/31/98                                                                 10,422.86            10,462.86          10,207.93
11/30/98                                                                 10,963.00            11,003.01          10,973.75
12/31/98                                                                 12,056.63            12,096.63          11,954.48
GROWTH EQUITY FUND VS. RUSSELL 1000 GROWTH INDEX
Cumulative Total Return as of 12/31/98
                                                                             Trust        Institutional
                                                                            Shares               Shares
Since Inception on 3/29/98:                                                 20.57%               20.97%
Value on 12/31/98
Growth Equity Fund (Trust):                                                $12,057
Growth Equity Fund (Inst):                                                 $12,097
Russell 1000 Growth Index:                                                 $11,954

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    VALUE EQUITY FUND VS. RUSSELL 1000 VALUE INDEX
                                                           VALUE EQUITY      VALUE EQUITY      RUSSELL 1000

                                                             FUND (TRUST)       FUND (INST)       VALUE INDEX
3/29/98                                                        $10,000.00        $10,000.00        $10,000.00
4/30/98                                                        $10,040.00        $10,040.00        $10,045.43
5/31/98                                                         $9,640.00         $9,640.00         $9,878.98
6/30/98                                                         $9,474.53         $9,484.53         $9,989.63
7/31/98                                                         $8,854.23         $8,874.24         $9,803.23
8/31/98                                                         $7,503.59         $7,523.59         $8,320.98
9/30/98                                                         $8,078.08         $8,108.09         $8,783.20
10/31/98                                                        $8,769.63         $8,789.61         $9,445.81
11/30/98                                                        $8,799.70         $8,829.70         $9,870.34
12/31/98                                                        $9,193.71         $9,223.71        $10,181.19
VALUE EQUITY FUND VS. RUSSELL 1000 VALUE INDEX
Cumulative Total Return as of 12/31/98
                                                                    Trust     Institutional
                                                                   Shares            Shares
Since Inception on 3/29/98:                                       (8.06%)           (7.76%)
Value on 12/31/98
Value Equity Fund (Trust):                                         $9,194
Value Equity Fund (Inst):                                          $9,224
Russell 1000 Value Index:                                         $10,181

EACH FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT. CHANGES IN VALUE OF RUSSELL 1000 GROWTH INDEX AND RUSSELL 1000 VALUE INDEX ARE BASED ON AN INCEPTION DATE OF 3/31/98.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED. RETURNS FOR LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED.

                                       13                         Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

        FACE                        SECURITY
   AMOUNT/ SHARES                 DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
COLLATERALIZED MORTGAGE OBLIGATION (3.9%)
           2,500,000 FHLMC, Series 2080, 6.00%, 11/15/21
                        (cost $2,471,094)...................  $ 2,496,813
                                                              -----------
CORPORATE BONDS & NOTES (7.0%)
           1,000,000 Associates Corp. of North America,
                      6.38%, 7/15/02........................    1,026,339
           1,250,000 Finova Capital Corp., 6.63%, 9/15/01....   1,267,686
           1,000,000 Lehman Brothers Holdings, 6.00%,
                      2/26/01...............................      993,195
           1,250,000 MCI Worldcom, Inc., 6.13%, 8/15/01......   1,271,708
                                                              -----------
Total Corporate Bonds & Notes
  (cost $4,531,305)                                             4,558,928
                                                              -----------
GOVERNMENT BONDS & NOTES (25.2%)
           5,500,000 FHLB, 5.50%, 7/14/00....................   5,542,367
           2,500,000 FHLMC, 5.75%, 7/15/03...................   2,572,045
           2,500,000 FHLMC, 5.75%, 4/15/08...................   2,573,758
           2,500,000 FNMA, 5.63%, 3/15/01....................   2,536,510
           3,000,000 FNMA, 5.75%, 6/15/05....................   3,114,180
                                                              -----------
Total Government Bonds & Notes
  (cost $15,978,540)                                           16,338,860
                                                              -----------
MORTGAGE BACKED SECURITIES (17.3%)
           2,608,600 FHLMC, Gold Pool C18118, 6.00%,
                      11/1/28...............................    2,579,801
           2,643,422 FHLMC, Gold Pool G00767, 7.50%,
                      8/1/27................................    2,717,227
           3,019,924 FNMA, Pool 440700, 6.00%, 11/1/28.......   2,984,710


        FACE                        SECURITY
   AMOUNT/ SHARES                 DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
MORTGAGE BACKED SECURITIES, CONTINUED
           2,970,000 FNMA, Pool 440737, 6.00%, 12/1/28....... $ 2,935,370
                                                              -----------
Total Mortgage Backed Securities
  (cost $11,204,863)                                           11,217,108
                                                              -----------
U.S. TREASURY OBLIGATIONS (43.9%)
U.S. INFLATION INDEX NOTE (4.6%)
           3,045,180 3.63%, 1/15/08
                        (cost $3,026,070)...................    2,986,180
                                                              -----------
U.S. TREASURY NOTES (18.9%)
           2,575,000 6.88%, 7/31/99..........................   2,607,993
           2,500,000 6.63%, 7/31/01..........................   2,619,533
           6,350,000 6.50%, 10/15/06.........................   7,050,488
                                                              -----------
Total U.S. Treasury Notes
  (cost $12,255,585)                                           12,278,014
                                                              -----------
U.S. TREASURY BONDS (20.4%)
          12,150,000 6.00%, 2/15/26
                      (cost $12,591,492)....................   13,262,490
                                                              -----------
Total U.S. Treasury Obligations
  (cost $27,873,147)                                           28,526,684
                                                              -----------
SHORT-TERM HOLDINGS (2.7%)
           1,745,805 Dreyfus Government Cash Management Fund,
                      4.79%
                      (cost $1,745,805).....................    1,745,805
                                                              -----------
Total Investments (100.0%)
  (cost $63,804,754)                                          $64,884,198
                                                              -----------
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements        14                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
ASSET BACKED SECURITIES (0.7%)
             994,780 Nationslink Funding Corp., Series
                      1998-2, A1, 6.00%, 11/20/07
                      (cost $999,754).......................  $  1,005,867
                                                              ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.0%)
FHLMC (0.8%)
           1,000,000 Series 1928 C, 7.50%, 12/15/24 (cost
                      $1,017,188)...........................     1,019,800
                                                              ------------
OTHER (3.2%)
             600,000 Commonwealth Edison Transitional Funding
                      Trust, Series 1998-1 A7, 5.74%,
                      12/25/10..............................       598,500
           1,000,000 First Plus Home Loan Trust, Series
                      1998-3 A5, 6.49%, 7/10/17.............     1,015,935
           2,000,000 First Union-Lehman Brothers-Bank of
                      America, Series 1998-C2 C, 6.73%,
                      9/18/12 (d)...........................     2,014,850
             500,000 Money Store Home Equity Trust, Series
                      1996-D A13, 6.64%, 9/15/14............       508,573
             300,000 Mortgage Index Amortizing Trust, Series
                      1997-1 A1, 6.68%, 8/25/04 (d).........       303,931
                                                              ------------
Total Other
  (cost $4,402,532)                                              4,441,789
                                                              ------------
Total Collateralized Mortgage Obligations
  (cost $5,419,720)                                              5,461,589
                                                              ------------
CORPORATE BONDS & NOTES (69.1%)
           2,600,000 Armstrong World, 6.35%, 8/15/03.........    2,640,914
             565,000 Associates Corp. of North America,
                      5.60%, 1/15/01........................       566,664
           2,000,000 Associates Corp. of North America,
                      7.88%, 9/30/01........................     2,120,854
             500,000 Associates Corp. of North America,
                      5.75%, 11/3/03........................       504,096
           1,500,000 Bellsouth Telecommunications, 6.00%,
                      6/15/02...............................     1,535,418
           1,000,000 Case Credit Corp., 5.95%, 8/1/00........    1,001,207
           1,000,000 Choice Hotels Corporation, Inc., 7.13%,
                      5/1/08................................     1,035,827
             500,000 Chrysler Financial Co. LLC, 9.50%,
                      12/15/99..............................       519,145


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
             500,000 Colonial Realty LP, 7.00%, 7/14/07...... $    479,296
           1,000,000 Continental Cablevision Corp., 8.50%,
                      9/15/01...............................     1,062,676
           1,000,000 CPI Corp., 9.00%, 3/15/02 (b)...........    1,085,071
           2,000,000 Duke Realty, 6.75%, 5/30/08.............    1,956,604
           1,000,000 ENSCO International, Inc., 7.20%,
                      11/15/27..............................     1,015,785
           1,000,000 EOP Operating LP, 6.76%, 6/15/07........      987,192
           1,000,000 Equitable Companies, Inc., 7.00%,
                      4/1/28................................     1,031,398
             300,000 ERP Operating LP, 6.63%, 4/13/05........      296,190
           4,050,000 Farmers Exchange Capital, 7.05%, 7/15/28
                      (b)...................................     4,087,479
           3,500,000 General Motors Acceptance Corp., 7.13%,
                      5/1/01................................     3,618,304
           1,000,000 General Motors Acceptance Corp., 5.75%,
                      11/10/03..............................     1,005,236
           1,000,000 Global Marine, Inc., 7.00%, 6/1/28......      924,585
           1,000,000 Healthsouth Corp., 7.00%, 6/15/08.......      993,434
           1,000,000 Hertz Corp., 6.63%, 5/15/08.............    1,040,114
           2,000,000 Household Finance Corp., 6.13%, V/R,
                      7/15/02 (a)...........................     2,013,462
           1,000,000 Illinova Corp., 7.13%, 2/1/04...........    1,032,068
           1,800,000 Key Bank NA, 6.50%, 4/15/08.............    1,823,135
           1,500,000 Lehman Brothers Holdings, 6.33%,
                      8/1/00................................     1,501,023
           3,000,000 Lehman Brothers Holdings, 6.63%,
                      12/27/02..............................     3,004,218
             300,000 Lehman Brothers Holdings 7.25%,
                      4/15/03...............................       309,300
             400,000 Marriott International, Inc., 6.63%,
                      11/15/03 (b)..........................       399,922
           3,100,000 Mattel, Inc., 6.00%, 7/15/03............    3,133,170
             750,000 MCN Investment Corp., 6.35%, V/R, 4/2/02
                      (a)...................................       756,659
           1,000,000 Mellon Financial Co., 7.63%, 11/15/99...    1,019,138
             300,000 Mellon Financial Co., 5.75%, 11/15/03...      302,074
           2,000,000 Merrill Lynch & Co., Inc., 6.38%,
                      10/15/08..............................     2,078,040
           3,000,000 Merrill Lynch & Co., Inc., 6.75%,
                      6/1/28................................     2,997,762

See Notes to Schedules of Investments and
  Notes to Financial Statements        15                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
             900,000 Morgan Stanley Dean Witter, 5.88%,
                      4/24/00...............................  $    903,822
           2,900,000 Morgan Stanley Dean Witter, 5.88%,
                      2/28/01...............................     2,918,638
           1,000,000 NGC Corporation, 7.13%, 5/15/18.........      978,835
           1,000,000 NGC Corporation, 8.32%, 6/1/27..........    1,023,742
           1,000,000 National-Oilwell, Inc., 6.88%, 7/1/05
                      (b)...................................     1,027,748
           2,500,000 NationsBank Corp., 6.38%, 2/15/08.......    2,604,093
             500,000 News America Holdings, 7.25%, 5/18/18...      514,201
             500,000 Owens Corning, 7.50%, 5/1/05............      514,717
           3,050,000 PNC Funding Corp., 6.50%, 5/1/08........    3,197,321
           3,600,000 Public Service Electric & Gas Co.,
                      6.13%, 8/1/02.........................     3,705,883
             250,000 Rollins Truck Leasing Corp., 6.88%,
                      8/1/01................................       256,734
           3,000,000 Scotia Pacific Co. LLC, 6.55%,
                      1/20/07...............................     2,901,558
             915,890 Seabrook Station-Unit 1, 7.83%,
                      1/2/19................................       984,531
           3,000,000 Sears Roebuck Acceptance Corp., 6.12%,
                      12/13/01..............................     3,035,307
             550,000 Shopko Stores, 8.50%, 3/15/02...........      591,482
             200,000 Shopko Stores, 6.50%, 8/15/03...........      204,653
             500,000 Simon Debartolo Group, Inc., 6.75%,
                      6/15/05...............................       492,026
           2,000,000 Sprint Capital Corp., 6.88%, 11/15/28...    2,083,480
             300,000 Standard Federal Bancorporation, 7.75%,
                      7/17/06...............................       331,040
             500,000 Tele-Communications, Inc., 9.80%,
                      2/1/12................................       668,764
           1,500,000 Texas Utilities Electric Co., 8.25%,
                      4/1/04................................     1,682,478
             500,000 Tommy Hilfiger, 6.50%, 6/1/03...........      493,424
           1,500,000 Tyco International Group SA, 5.88,
                      11/1/04 (b)...........................     1,492,930
           1,200,000 United Dominion Realty Trust, 8.13%,
                      11/15/00..............................     1,205,490
           2,000,000 US Bancorp, 6.50%, 2/1/08...............    2,097,734
           2,700,000 US Bancorp, 5.70%, 12/15/08.............    2,685,909
             325,000 Viacom, Inc., 7.75%, 6/1/05.............      355,325
           1,500,000 Waste Management, Inc., 6.13%,
                      7/15/01...............................     1,518,275


                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
CORPORATE BONDS & NOTES, CONTINUED
           1,000,000 Waste Management, Inc., 7.65%,
                      3/15/11...............................  $  1,123,915
             250,000 WMX Technologies, Inc., 7.00%,
                      10/15/06..............................       264,264
           3,000,000 360 Communications Co., 7.60%, 4/1/09...    3,401,730
                                                              ------------
Total Corporate Bonds & Notes
  (cost $94,382,821)                                            95,137,509
                                                              ------------
MORTGAGE BACKED SECURITIES (7.3%)
           1,909,655 FHLMC, Pool E00566, 6.50%, 8/1/13.......    1,941,298
             587,834 FHLMC, Pool E69646, 6.0%, 3/1/13........      590,961
           1,932,967 FHLMC, Pool E70688, 6.00%, 6/1/13.......    1,943,250
             968,058 FNMA, Pool 251818, 6.00%, 6/1/18........      962,821
             262,416 FNMA, Pool 399774, 7.00%, 5/1/28........      268,090
             559,728 FNMA, Pool 417599, 6.50%, 4/1/28........      564,278
             900,126 FNMA, Pool 422848, 6.00%, 4/1/18........      895,256
           1,264,043 FNMA, Pool 425701, 6.50%, 5/1/13........    1,283,800
             342,704 FNMA, Pool 425797, 7.00%, 6/1/24........      350,483
             299,703 FNMA, Pool 428152, 7.00%, 5/1/28........      306,183
             983,687 FNMA, Pool 428968, 6.00%, 6/1/28........      972,217
                                                              ------------
Total Mortgage Backed Securities
  (cost $9,914,316)                                             10,078,637
                                                              ------------
MUNICIPAL BONDS & NOTES (6.0%)
           1,000,000 Birmingham, AL, Water & Sewer, Tax RV,
                      Series B, 5.87%, 1/1/09...............       998,500
             150,000 Denver, CO, Urban Renewal Authority, Tax
                      Increment Revenue Bonds, Adams Mark
                      Hotel, Series A, 6.37%, 9/1/02........       155,070
           1,000,000 Madison WI, Community Development
                      Authority RV, U.S. Bank N.A. insured,
                      6.20%, 7/1/18.........................     1,009,201

See Notes to Schedules of Investments and
  Notes to Financial Statements        16                         Memorial Funds

--------------------------------------------------------------------------------
CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (concluded)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
MUNICIPAL BONDS & NOTES, CONTINUED
             930,000 Oklahoma County, OK, Finance Authority
                      MFH RV, Oakridge Village Apartments,
                      Series A, HUD Section 8 insured,
                      8.05%, 10/1/09........................  $    996,280
             270,000 Reeves County, TX, Tax Certificates of
                      Participation, 6.70%, 3/31/05.........       274,485
             200,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 6.13%, 12/1/99...............       201,616
             200,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 6.25%, 12/1/00...............       203,227
             250,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 6.50%, 12/1/02...............       258,687
             290,000 Show Low, AZ, IDA Hospital RV, Navapache
                      Regional Medical Center, Series B, ACA
                      insured, 6.60%, 12/1/03...............       302,676
             250,000 St Charles County, MO, Public Arena
                      Authority Leasehold Taxable RV, Family
                      Area Project, 6.54%, 9/15/05..........       253,892
           2,000,000 Tallulah, LA, Youth Correctional, RV,
                      AMBAC insured, 6.65%, 11/1/08.........     2,147,450
           1,500,000 Worcester, MA, Pension Funding Loan, FSA
                      insured, 6.25%, 1/1/28................     1,489,200
                                                              ------------
Total Municipal Bonds & Notes
  (cost $8,068,777)                                              8,290,284
                                                              ------------

                                    SECURITY
 FACE/SHARE AMOUNT                DESCRIPTION                    VALUE
------------------------------------------------------------  ------------
PREFERRED STOCK (1.5%)
           1,000,000 Centaur Funding Corp. (b)............... $  1,048,125
           4,000,000 Lincoln National Capital................    1,037,500
                                                              ------------
Total Preferred Stock
  (cost $2,000,000)                                              2,085,625
                                                              ------------
U.S. TREASURY OBLIGATIONS (7.8%)
U.S. TREASURY NOTES (1.8%)
             500,000 5.25%, 8/15/03..........................      512,657
             150,000 7.50%, 2/15/05..........................      171,750
           1,340,000 7.00%, 7/15/06..........................    1,526,344
             300,000 4.75%, 11/15/08.........................      302,438
                                                              ------------
Total U.S. Treasury Notes
  (cost $2,507,050)                                              2,513,189
                                                              ------------
U.S. TREASURY BONDS (6.0%)
           5,195,000 6.13%, 11/15/27.........................    5,820,025
           2,300,000 5.50%, 8/15/28..........................    2,411,405
                                                              ------------
Total U.S. Treasury Bonds
  (cost $8,325,066)                                              8,231,430
                                                              ------------
Total U.S. Treasury Obligations
  (cost $10,832,116)                                            10,744,619
                                                              ------------
SHORT-TERM HOLDINGS (3.6%)
           4,904,880 Dreyfus Government Cash Management Fund,
                      4.79%
                      (cost $4,904,880).....................     4,904,880
                                                              ------------
Total Investments (100.0%)
  (cost $136,522,384)                                         $137,709,010
                                                              ------------
                                                              ------------

See Notes to Schedules of Investments and
  Notes to Financial Statements        17                         Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                    SECURITY
    SHARE AMOUNT                  DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
COMMON STOCK (97.4%)
BUILDING MATERIALS, HARDWARE, & GARDEN
  SUPPLY (2.3%)
              10,000 Home Depot, Inc......................... $   611,875
                                                              -----------
BUSINESS SERVICES (10.0%)
               7,700 Concord EFS, Inc. (c)...................     326,288
               7,000 DST Systems, Inc. (c)...................     399,438
              10,300 HBO & Co................................     295,481
               7,500 Microsoft Corp. (c).....................   1,040,156
              13,800 Oracle Systems Corp. (c)................     595,125
                                                              -----------
                                                                2,656,488
                                                              -----------
CHEMICALS & ALLIED PRODUCTS (7.0%)
               4,900 Clorox Co...............................     572,381
               3,700 Estee Lauder Companies, Inc.............     316,350
               5,300 Procter & Gamble Co.....................     483,956
               8,600 Schering-Plough Corp....................     475,150
                                                              -----------
                                                                1,847,837
                                                              -----------
COMMUNICATIONS (11.5%)
               8,200 AT&T Corp...............................     617,050
               7,200 Ascend Communications, Inc. (c).........     473,400
               7,100 Bell Atlantic Corp......................     403,369
               6,000 Clear Channel Communications, Inc.
                      (c)...................................      327,000
               4,300 Lucent Technologies, Inc................     473,000
              14,100 SBC Communications, Inc.................     756,113
                                                              -----------
                                                                3,049,932
                                                              -----------
DOMESTIC DEPOSITORY INSTITUTIONS (2.3%)
               5,723 BankAmerica Corp........................     344,095
               6,850 Washington Mutual, Inc..................     261,584
                                                              -----------
                                                                  605,679
                                                              -----------
EDUCATIONAL SERVICES (2.7%)
              11,050 Symbol Technologies, Inc................     706,509
                                                              -----------
ELECTRIC, GAS & SANITARY SERVICES (3.1%)
              10,500 Houston Industries, Inc.................     337,313
              10,500 Waste Management, Inc...................     489,563
                                                              -----------
                                                                  826,876
                                                              -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER EQUIPMENT
  (4.8%)
               8,400 American Power Conversion Corp. (c).....     406,875
               8,400 General Electric Co.....................     857,325
                                                              -----------
                                                                1,264,200
                                                              -----------


                                    SECURITY
    SHARE AMOUNT                  DESCRIPTION                    VALUE
------------------------------------------------------------  -----------

ENGINEERING, ACCOUNTING, RESEARCH,
  MANAGEMENT & RELATED SERVICES (1.7%)
              15,200 Halliburton Co.......................... $   450,300
                                                              -----------
FEDERAL AGENCIES & INSTRUMENTALITIES (2.4%)
               8,700 FNMA....................................     643,800
                                                              -----------
FOOD & KINDRED PRODUCTS (0.7%)
               2,900 Coca-Cola Co............................     193,938
                                                              -----------
FOOD STORES (1.9%)
               7,900 Albertson's, Inc........................     503,131
                                                              -----------
GENERAL MERCHANDISE STORES (3.2%)
              10,300 Wal-Mart Stores, Inc....................     838,806
                                                              -----------
HEALTH CARE (0.8%)
               3,000 IMS Health, Inc.........................     226,313
                                                              -----------
HOLDING & OTHER INVESTMENT OFFICES (1.0%)
               5,000 Paychex, Inc............................     257,188
                                                              -----------
INDUSTRIAL & COMMERCIAL MACHINERY &
  COMPUTER EQUIPMENT (10.5%)
               7,300 Cisco Systems, Inc. (c).................     677,531
               3,600 IBM Corp................................     665,100
               5,600 Intel Corp..............................     663,950
               3,500 Lexmark International
                      Group, Inc. (c).......................      351,750
               3,000 Linear Technology Corp..................     268,688
               3,900 Vitesse Semiconductor Corp. (c).........     177,938
                                                              -----------
                                                                2,804,957
                                                              -----------
INSURANCE CARRIERS (2.6%)
               7,200 American International Group, Inc.......     695,700
                                                              -----------
MEASURING, ANALYZING, & CONTROLLING
  INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS (3.0%)
               4,900 Allergan, Inc...........................     317,275
               6,500 Medtronic, Inc..........................     482,625
                                                              -----------
                                                                  799,900
                                                              -----------
MISCELLANEOUS RETAIL (2.9%)
              12,200 Bed Bath & Beyond, Inc. (c).............     416,325
               5,000 Costco Cos., Inc. (c)...................     360,938
                                                              -----------
                                                                  777,263
                                                              -----------
MOTION PICTURE & VIDEO TAPE PRODUCTION (3.3%)
              14,400 Time Warner, Inc........................     893,700
                                                              -----------
NONDEPOSITORY CREDIT INSTITUTIONS (1.5%)
               5,200 Providian Financial Corp................     390,000
                                                              -----------
OIL & GAS EXTRACTION (4.2%)
               7,400 Atlantic Richfield Co...................     482,850
               8,100 Enron Corp..............................     462,205

See Notes to Schedules of Investments and
  Notes to Financial Statements        18                         Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                    SECURITY
    SHARE AMOUNT                  DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
OIL & GAS EXTRACTION, CONTINUED
               7,000 Noble Affiliates, Inc................... $   172,375
                                                              -----------
                                                                1,117,430
                                                              -----------
PHARMACEUTICAL PREPARATIONS (10.2%)
               5,000 American Home Products Corp.............     281,563
               4,900 Bristol-Myers Squibb Co.................     655,680
               5,600 Eli Lilly & Co..........................     497,700
               3,200 Merck & Co., Inc........................     472,600
               3,500 Pfizer, Inc.............................     439,030
               5,800 Watson Pharmaceuticals, Inc. (c)........     364,675
                                                              -----------
                                                                2,711,248
                                                              -----------

                                    SECURITY
    SHARE AMOUNT                  DESCRIPTION                    VALUE
------------------------------------------------------------  -----------

SECURITY & COMMODITY BROKERS, DEALERS,
  EXCHANGES & SERVICE (2.0%)
               7,600 Morgan Stanley, Dean Witter, & Co....... $   539,600
                                                              -----------
WHOLESALE TRADE-NONDURABLE GOODS (1.8%)
               6,200 McKesson Corp...........................     490,188
                                                              -----------
Total Common Stock
  (cost $22,899,080)                                           25,902,858
                                                              -----------
SHORT-TERM HOLDINGS (2.6%)
             681,557 Dreyfus Government Cash Management Fund,
                      4.79%
                      (cost $681,557).......................      681,557
                                                              -----------
Total Investments (100.0%)
  (cost $23,580,637)                                          $26,584,415
                                                              -----------
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements        19                         Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                    SECURITY
    SHARE AMOUNT                  DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
COMMON STOCK (95.6%)
APPAREL & OTHER FINISHED PRODUCTS MADE
  FROM FABRICS & SIMILAR MATERIALS (3.1%)
             38,300 Warnaco Group, Inc.-Class A.............  $   967,075
                                                              -----------
BUSINESS SERVICES (13.3%)
             29,200 Electronic Data Systems Corp............    1,467,300
             42,900 First Data Corp.........................    1,359,394
             33,600 Service Corp. International.............    1,278,900
                                                              -----------
                                                                4,105,594
                                                              -----------
COMMUNICATIONS (3.6%)
             16,700 GTE Corp................................    1,126,206
                                                              -----------
DOMESTIC DEPOSITORY INSTITUTIONS (2.9%)
             14,600 First Union Corp........................      887,863
                                                              -----------
ELECTRIC, GAS & SANITARY SERVICES (7.9%)
              8,600 Duke Energy Corp........................      550,938
             27,300 El Paso Energy Corp.....................      950,381
             20,500 Waste Management, Inc...................      955,813
                                                              -----------
                                                                2,457,132
                                                              -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER EQUIPMENT (4.9%)
             31,500 American Power Conversion
                        Corp. (c)...........................    1,525,780
                                                              -----------
GENERAL MERCHANDISE STORES (2.7%)
             19,400 Federated Department Stores (c).........      845,113
                                                              -----------
HEALTH SERVICES (4.3%)
             23,600 Columbia HCA Healthcare Corp............      584,100
             28,200 Tenet Healthcare Corp. (c)..............      740,250
                                                              -----------
                                                                1,324,350
                                                              -----------
INDUSTRIAL & COMMERCIAL MACHINERY &
  COMPUTER EQUIPMENT (16.2%)
             18,400 Cooper Cameron Corp. (c)................      450,800
              5,100 IBM Corp................................      942,225
             13,300 Intel Corp..............................    1,576,880
             28,400 Pall Corp...............................      718,875
             15,300 Texas Instruments, Inc..................    1,309,105
                                                              -----------
                                                                4,997,885
                                                              -----------
INSURANCE AGENTS, BROKERS & SERVICE (3.6%)
             18,600 Marsh & McLennan Cos., Inc..............    1,086,938
                                                              -----------
INSURANCE CARRIERS (3.5%)
             16,700 MBIA, Inc...............................    1,094,894
                                                              -----------

                                    SECURITY
    SHARE AMOUNT                  DESCRIPTION                    VALUE
------------------------------------------------------------  -----------
MEASURING, ANALYZING, & CONTROLLING
  INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS (2.0%)
              9,400 Baxter International, Inc...............  $   604,538
                                                              -----------
METAL MINING (1.5%)
             25,500 Newmont Mining Corp.....................      460,594
                                                              -----------
MOTION PICTURES & VIDEO TAPE PRODUCTION (2.0%)
             21,400 King World Productions, Inc. (c)........      629,963
                                                              -----------
NONDEPOSITORY CREDIT INSTITUTIONS (4.8%)
             31,100 SLM Holding Corp........................    1,492,800
                                                              -----------
OIL & GAS EXTRACTION (2.6%)
             22,400 Burlington Resources, Inc...............      802,200
                                                              -----------
PAPER & ALLIED PRODUCTS (3.3%)
             10,500 Bowater, Inc............................      435,094
             14,100 Champion International Corp.............      571,050
                                                              -----------
                                                                1,006,144
                                                              -----------
RUBBER & MISCELLANEOUS PLASTICS
  PRODUCTS (1.2%)
             19,200 Weatherford International, Inc. (c).....      372,000
                                                              -----------
SECURITIES, BROKERS, DEALERS &
  ADVISORS (2.0%)
             16,800 A.G. Edwards, Inc.......................      625,800
                                                              -----------
TRANSPORTATION EQUIPMENT (7.7%)
             19,500 B.F. Goodrich Co........................      699,563
             17,200 Dana Corp...............................      703,050
             11,600 Lockheed Martin Corp....................      983,100
                                                              -----------
                                                                2,385,713
                                                              -----------
WHOLESALE TRADE-NONDURABLE GOODS (2.5%)
             28,300 Sysco Corp..............................      776,481
                                                              -----------
Total Common Stock
  (cost $29,079,077)                                           29,575,063
                                                              -----------
SHORT-TERM HOLDINGS (4.4%)
            359,225 Dreyfus Government Cash Management Fund,
                      4.79%.................................      359,225
          1,000,000 FHLMC Discount Note, 5.11%, 1/4/99......    1,000,000
                                                              -----------
Total Short Term Holdings
  (cost $1,359,225)                                             1,359,225
                                                              -----------
Total Investments (100.0%)
  (cost $30,438,302)                                          $30,934,288
                                                              -----------
                                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements        20                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

(a) The interest rates shown reflect the variable rate in effect on December 31, 1998.

(b) Securities that may be resold to qualified institutional buyers under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. The Board of Trustees has deemed these securities to be liquid at December 31, 1998.

(c) Non-income producing securities.

(d) Securities that are fair valued as determined by the Board of Trustees. (See
    Note 2 to Notes to Financial Statements).

    Definition of certain terms:

ACA        American Capital Assets
AMBAC      American Municipal Bond Assurance Corporation
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance, Inc.
IDA        Industrial Development Authority
MFH        Multi-Family Housing
RV         Revenue Bonds
V/R        Variable Rate

See Notes to Financial Statements      21                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                            GOVERNMENT        CORPORATE         GROWTH            VALUE
                                             BOND FUND        BOND FUND       EQUITY FUND      EQUITY FUND
                                           -------------    -------------    -------------    -------------
ASSETS:
    Investments (Note 2)
      Investments at cost...............   $ 63,804,754     $ 136,522,384    $ 23,580,637     $ 30,438,302
      Net unrealized appreciation.......      1,079,444         1,186,626       3,003,778          495,986
                                           -------------    -------------    -------------    -------------
        Total investments at value......     64,884,198       137,709,010      26,584,415       30,934,288
    Interest, dividends and other
     receivables........................      1,037,538         1,893,891          17,363           39,982
    Receivable for investments sold.....             --                --       9,777,031               --
    Organization costs, net of
     amortization (Note 2)..............         25,468            25,403          25,468           25,468
                                           -------------    -------------    -------------    -------------
Total Assets............................     65,947,204       139,628,304      36,404,277       30,999,738
                                           -------------    -------------    -------------    -------------
LIABILITIES:
    Dividends payable...................        200,474           645,733              --               --
    Payable for Fund shares redeemed....             --                --       9,455,635               --
    Payable for investments purchased...             --         1,496,929         112,090               --
    Payable to investment adviser (Note
     3).................................         22,718            50,237           7,331            6,281
    Payable to administrator (Note 3)...          8,219            17,460           4,399            3,768
    Payable to shareholder servicing
     agent (Note 3).....................          9,315            19,788           4,355            3,732
    Accrued fees, other liablilities and
     other expenses.....................         30,913            60,167          21,248           11,460
                                           -------------    -------------    -------------    -------------
Total Liabilities.......................        271,639         2,290,314       9,605,058           25,241
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 65,675,565     $ 137,337,990    $ 26,799,219     $ 30,974,497
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
COMPONENTS OF NET ASSETS:
    Paid in capital.....................   $ 64,596,309     $ 136,184,278    $ 22,187,895     $ 32,407,576
    Undistributed net investment
     income.............................            423               423           1,715              649
    Net unrealized appreciation.........      1,079,444         1,186,626       3,003,778          495,986
    Accumulated net realized gain
     (loss).............................           (611)          (33,337)      1,605,831       (1,929,714)
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 65,675,565     $ 137,337,990    $ 26,799,219     $ 30,974,497
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
NET ASSETS BY SHARE CLASS
    Trust Shares........................   $         --     $          --    $    373,341     $    304,271
    Institutional Shares................     65,675,565       137,337,990      26,425,878       30,670,226
                                           -------------    -------------    -------------    -------------
NET ASSETS..............................   $ 65,675,565     $ 137,337,990    $ 26,799,219     $ 30,974,497
                                           -------------    -------------    -------------    -------------
                                           -------------    -------------    -------------    -------------
SHARES OF BENEFICIAL INTEREST
    Trust Shares........................             --                --          32,603           33,204
    Institutional Shares................      6,405,517        13,615,356       2,300,377        3,338,042

NET ASSET VALUE (OFFERING AND REDEMPTION
 PRICE) PER SHARE
    Trust Shares........................   $         --     $          --    $      11.45     $       9.16
    Institutional Shares................   $      10.25     $       10.09    $      11.49     $       9.19

See Notes to Financial Statements      22                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1998(a)
--------------------------------------------------------------------------------

                                           GOVERNMENT      CORPORATE       GROWTH       VALUE EQUITY
                                            BOND FUND      BOND FUND     EQUITY FUND        FUND
                                           -----------    -----------    -----------    ------------
INVESTMENT INCOME:
    Dividend income.....................   $       --     $   16,356     $  172,100     $   196,783
    Interest income.....................    2,029,609      5,630,705         71,659          86,369
                                           -----------    -----------    -----------    ------------
Total Investment Income.................    2,029,609      5,647,061        243,759         283,152
                                           -----------    -----------    -----------    ------------
EXPENSES:
    Investment advisory (Note 3)........       99,932        266,091         83,606          71,058
    Shareholder servicing (Note 3)......       40,535         96,504         20,680          17,444
    Administration (Note 3).............       52,679        135,972         31,346          26,603
    Transfer agent services (Note 3)
      Trust Shares......................           --             --          1,020           1,011
      Institutional Shares..............       20,372         19,851         27,453          27,432
    Accounting (Note 3).................       28,258         31,581         36,258          36,258
    Distribution (Note 3)...............           54             --            540             484
    Legal...............................       14,034         35,414          8,037           6,738
    Audit...............................       13,000         13,000         13,000          13,000
    Custody.............................        1,960         17,905         11,227           5,886
    Registration........................       18,008         39,428          7,113           9,137
    Trustees............................          761          1,867            440             361
    Amortization of organization costs
     (Note 2)...........................        4,532          4,597          4,532           4,532
    Miscellaneous.......................        7,199         28,247          5,888           4,542
                                           -----------    -----------    -----------    ------------
Total Expenses..........................      301,324        690,457        251,140         224,486
Expenses reimbursed and fees waived
 (Note 4)...............................      (46,580)      (118,031)       (40,618)        (45,806)
                                           -----------    -----------    -----------    ------------
Net Expenses............................      254,744        572,426        210,522         178,680
                                           -----------    -----------    -----------    ------------
NET INVESTMENT INCOME...................    1,774,865      5,074,635         33,237         104,472
                                           -----------    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
    Net realized gain (loss) on
     investments sold...................      889,300      2,741,126      3,424,032      (1,929,714)
    Net change in unrealized
     appreciation.......................    1,079,444      1,186,626      3,003,778         495,986
                                           -----------    -----------    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS.........................    1,968,744      3,927,752      6,427,810      (1,433,728)
                                           -----------    -----------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............   $3,743,609     $9,002,387     $6,461,047     $(1,329,256)
                                           -----------    -----------    -----------    ------------
                                           -----------    -----------    -----------    ------------

------------------------------
(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

See Notes to Financial Statements      23                         Memorial Funds

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1998(a)
--------------------------------------------------------------------------------

                                            GOVERNMENT        CORPORATE      GROWTH EQUITY    VALUE EQUITY
                                             BOND FUND        BOND FUND          FUND             FUND
                                           -------------    -------------    -------------    ------------
NET ASSETS--BEGINNING OF PERIOD.........   $         --     $          --    $         --     $        --
OPERATIONS:
  Net investment income.................      1,774,865         5,074,635          33,237         104,472
  Net realized gain (loss) on
   investments sold.....................        889,300         2,741,126       3,424,032      (1,929,714)
  Net change in unrealized
   appreciation.........................      1,079,444         1,186,626       3,003,778         495,986
                                           -------------    -------------    -------------    ------------
    Net increase (decrease) in net
     assets resulting from operations...      3,743,609         9,002,387       6,461,047      (1,329,256)
                                           -------------    -------------    -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Trust Shares...             --                --            (297)           (905)
  Net investment income--Institutional
   Shares...............................     (1,774,865)       (5,074,635)        (31,648)       (103,341)
  Net realized capital gain from
   investments--Trust Shares............             --                --         (18,252)             --
  Net realized capital gain from
   investments--Institutional Shares....       (889,917)       (2,774,463)     (1,799,949)             --
                                           -------------    -------------    -------------    ------------
    Total distributions to
     shareholders.......................     (2,664,782)       (7,849,098)     (1,850,146)       (104,246)
                                           -------------    -------------    -------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Trust Shares..........             --                --       1,620,834       1,519,346
  Sale of shares--Institutional
   Shares...............................     85,999,880       177,765,653      48,487,911      34,931,423
  Reinvestment of distributions--Trust
   Shares...............................             --                --          18,549             905
  Reinvestment of
   distributions--Institutional
   Shares...............................        920,555         2,329,123       1,285,045          45,654
  Redemption of shares--Trust Shares....             --                --      (1,302,403)     (1,206,242)
  Redemption of shares--Institutional
   Shares...............................    (22,323,697)      (43,910,075)    (27,921,618)     (2,883,087)
                                           -------------    -------------    -------------    ------------
    Net increase from capital
     transactions.......................     64,596,738       136,184,701      22,188,318      32,407,999
                                           -------------    -------------    -------------    ------------
    Net increase in net assets..........     65,675,565       137,337,990      26,799,219      30,974,497
                                           -------------    -------------    -------------    ------------
NET ASSETS--END OF PERIOD(A)............   $ 65,675,565     $ 137,337,990    $ 26,799,219     $30,974,497
                                           -------------    -------------    -------------    ------------
                                           -------------    -------------    -------------    ------------
  (A) Including accumulated
    undistributed net investment
    income..............................   $        423     $         423    $      1,715     $       649
                                           -------------    -------------    -------------    ------------
                                           -------------    -------------    -------------    ------------


                                              SHARES           SHARES           SHARES           SHARES
                                           -------------    -------------    -------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Trust Shares..........             --                --         161,489         153,755
  Sale of shares--Institutional
   Shares...............................      8,492,304        17,666,188       4,716,662       3,655,098
  Reinvestment of distributions--Trust
   Shares...............................             --                --           1,622             105
  Reinvestment of
   distributions--Institutional
   Shares...............................         89,801           231,044         111,988           5,273
  Redemption of shares--Trust Shares....             --                --        (130,508)       (120,656)
  Redemption of shares--Institutional
   Shares...............................     (2,176,588)       (4,281,876)     (2,528,273)       (322,329)
                                           -------------    -------------    -------------    ------------
  Net increase in shares................      6,405,517        13,615,356       2,332,980       3,371,246
                                           -------------    -------------    -------------    ------------
                                           -------------    -------------    -------------    ------------

------------------------------
(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

See Notes to Financial Statements      24                         Memorial Funds

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                          FOR THE PERIOD ENDED
                                                                          DECEMBER 31, 1998(a)
                                                                   ----------------------------------
                                                                     GOVERNMENT          CORPORATE
                                                                      BOND FUND          BOND FUND
                                                                   ---------------     --------------
                                                                    INSTITUTIONAL      INSTITUTIONAL
                                                                       SHARES              SHARES
                                                                   ---------------     --------------
Net asset value, beginning of period.............................       $  10.00            $  10.00
                                                                   ---------------     --------------
Investment Operations:
    Net investment income........................................           0.39                0.43
    Net realized and unrealized gain on investments..............           0.39                0.30
                                                                   ---------------     --------------
Total from Investment Operations.................................           0.78                0.73
                                                                   ---------------     --------------
Distributions from:
  Net investment income..........................................          (0.39)              (0.43)
  Net realized gain on investments...............................          (0.14)              (0.21)
                                                                   ---------------     --------------
Total Distributions..............................................          (0.53)              (0.64)
                                                                   ---------------     --------------
Net asset value, end of period...................................       $  10.25            $  10.09
                                                                   ---------------     --------------
                                                                   ---------------     --------------
Total Return (b).................................................           7.96%               7.50%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver of fees (c).........           0.73%               0.63%
    Expenses, excluding reimbursement/waiver of fees (c).........           0.85%               0.76%
    Net investment income, including reimbursement/waiver of fees
     (c).........................................................           5.05%               5.60%
Portfolio turnover rate..........................................         113.50%             377.36%
Net assets at end of period (000's omitted)......................       $ 65,676            $137,338

------------------------------
(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.
(b) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).
(c) Annualized.

See Notes to Financial Statements      25                         Memorial Funds

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                       FOR THE PERIOD ENDED DECEMBER 31, 1998(a)
                                                      ---------------------------------------------------------------------------
                                                                   GROWTH                                   VALUE
                                                                EQUITY FUND                              EQUITY FUND
                                                      --------------------------------      -------------------------------------
                                                                         INSTITUTIONAL                            INSTITUTIONAL
                                                      TRUST SHARES          SHARES           TRUST SHARES             SHARES
                                                      -------------      -------------      ---------------      ----------------
Net asset value, beginning of period..............          $ 10.00         $ 10.00            $ 10.00              $  10.00
                                                      -------------      -------------         -------              --------
Investment Operations:
    Net investment income.........................             0.01            0.01               0.02                  0.03
    Net realized and unrealized gain (loss) on
     investments..................................             2.05            2.09              (0.83)                (0.81)
                                                      -------------      -------------         -------              --------
Total from Investment Operations..................             2.06            2.10              (0.81)                (0.78)
                                                      -------------      -------------         -------              --------
Distributions from:
  Net investment income...........................            (0.01)          (0.01)             (0.03)                (0.03)
  Net realized gain on investments................            (0.60)          (0.60)                --                    --
                                                      -------------      -------------         -------              --------
Total Distributions...............................            (0.61)          (0.61)             (0.03)                (0.03)
                                                      -------------      -------------         -------              --------
Net asset value, end of period....................          $ 11.45         $ 11.49            $  9.16              $   9.19
                                                      -------------      -------------         -------              --------
                                                      -------------      -------------         -------              --------
Total Return (b)..................................            20.57%          20.97%            (8.06)%               (7.76)%
Ratio/Supplementary Data:
Ratios to average net assets:
    Expenses, including reimbursement/waiver of
     fees (c).....................................             1.25%           1.00%              1.25%                 1.00%
    Expenses, excluding reimbursement/waiver of
     fees (c).....................................             2.29%           1.19%              2.40%                 1.25%
    Net investment income, including
     reimbursement/waiver of fees (c).............             0.14%           0.16%              0.34%                 0.59%
Portfolio turnover rate...........................           135.38%         135.38%             36.95%                36.95%
Net assets at end of period (000's omitted).......          $   373         $26,426            $   304              $ 30,670

------------------------------
(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.
(b) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).
(c) Annualized.

See Notes to Financial Statements      26                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has four active diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The Trust Instrument authorizes each Fund to issue an unlimited number of shares of beneficial interest. The classes of each Fund and their dates of commencement of operations are as follows:

Government Bond Fund (Institutional Shares)         March 29, 1998

Corporate Bond Fund (Institutional Shares)          March 25, 1998

Growth Equity Fund (Trust and Institutional
Shares)                                             March 29, 1998

Value Equity Fund (Trust and Institutional Shares)  March 29, 1998

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION--Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund's business day. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. At December 31, 1998, Corporate Bond Fund holds securities valued at fair value as determined by the Board of Trustees amounting to $2,318,781, or 1.7% of the Fund's net assets. Securities with a maturity of 60 days or less are valued at amortized cost.

REALIZED GAIN AND LOSS--Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold is determined on the basis of identified cost.

INTEREST AND DIVIDEND INCOME--Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income to shareholders are declared daily and paid monthly by Government Bond Fund and Corporate Bond Fund. Net investment income distributions for Growth Equity Fund and Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS--The costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five-year period beginning with the commencement of the Funds' operations.

FEDERAL TAXES--Each Fund intends to qualify, and continue to qualify, each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is currently required.

As of December 31, 1998, Value Equity Fund had a capital loss carryover in the amount of $1,035,112, expiring December 31, 2006, available to offset future net realized capital gains.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser of each Fund is Forum Investment Advisors, LLC (the "Adviser"). The Adviser receives monthly, from each Fund, an advisory fee at an annual rate of 0.23% of the average daily net assets of Government Bond Fund and Corporate Bond Fund, and 0.35% of the average daily net assets of Growth Equity Fund and Value Equity Fund. Prior to September 11, 1998, the Adviser received an

                                       27                         Memorial Funds

--------------------------------------------------------------------------------

DECEMBER 31, 1998
--------------------------------------------------------------------------------
advisory fee at an annual rate of 0.35% of the average daily net assets of Government Bond Fund and Corporate Bond Fund and 0.45% of the average daily net assets of Growth Equity Fund and Value Equity Fund. In addition, the Adviser has retained the following investment sub-advisers (each a "Sub-adviser") for each Fund pursuant to an investment sub-advisory agreement with the Adviser:

Government Bond Fund       The Northern Trust Company

Corporate Bond Fund        Conseco Capital Management, Inc.

Growth Equity Fund         Davis Hamilton Jackson & Associates, Inc.

Value Equity Fund          Beutel, Goodman Capital Management

Currently, the Adviser pays the Sub-advisers of the Government Bond Fund and the Corporate Bond Fund an annual fee of 0.20% of the average daily net assets of each Fund. The Sub-advisers for Growth Equity Fund and Value Equity Fund are currently paid an annual fee of 0.30% of the average daily net assets of each Fund. The amount of the fees paid by the Adviser to each Sub-adviser may vary from time to time as a result of periodic negotiations with each Sub-adviser regarding such matters as the nature and extent of the services provided (other than investment selection and order placement activities). The amount of the advisory fees paid by each Fund will not vary as a result of changes in the sub-advisory fees, however. For the period ended December 31, 1998, the Adviser paid the respective Fund's sub-adviser $46,826, $120,866, $41,795, $35,471, net of $23,413, $60,432, $20,896, $17,735 sub-advisory fee waivers for Government Bond Fund, Corporate Bond Fund, Growth Equity Fund and Value Equity Fund, respectively. To assist in carrying out its responsibilities, the Adviser has retained Wellesley Group, Inc. ("Wellesley"). Wellesley provides data with which the Adviser and the Board of Trustees of the Trust can monitor and evaluate the performance of the Funds and Sub-advisers. Wellesley receives a fee from the Adviser of 0.02% of the average annual net assets of the Funds (decreasing to 0.015% as average annual net assets exceed $250 million but are less than $500 million, and 0.01% as average annual net assets exceed $500 million). At a minimum, Wellesley shall receive an aggregate annual fee of $30,000.

On behalf of each Fund, the Trust has entered into an Administration Agreement with Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives a fee at an annual rate of 0.15% of the average daily net assets of each Fund for the first $150 million in assets, and 0.10% of the average daily net assets of each Fund over $150 million, subject to an annual minimum of $30,000.

Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, serves as each Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $24,000 per year, plus certain account and additional class charges.

Forum Financial Services, Inc. ("FFSI"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as each Fund's distributor pursuant to a separate distribution agreement with the Trust. The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), with respect to Trust Shares under which the Trust pays FFSI a distribution fee at an annual rate of 0.25% of the average daily net assets of the Trust Shares of each Fund. FFSI may pay any or all amounts of these payments to various institutions which provide distribution or shareholder services for Trust Shares. The plan obligates the Funds to pay FFSI as compensation for FFSI's distributions and shareholder services and not as reimbursement for certain expenses incurred.

Forum Accounting Services, LLC ("FAcS") serves as the fund accountant for each Fund. For its services, FAcS receives a fee of $36,000 per year, per Fund, plus certain share class charges and certain amounts based upon the number and types of portfolio transactions within each Fund.

The Trust has adopted a Shareholder Service Plan which allows it to obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust pays Memorial Group, Inc. a fee at an annual rate of 0.17% of the average daily net assets of the Institutional Shares of Government Bond Fund and Corporate Bond Fund and 0.15% of the average daily net assets of the Institutional Shares of Growth Equity Fund and Value Equity Fund. Prior to September 11, 1998, FAdS paid Memorial Group a fee at an annual rate of 0.05% of the average daily net assets of the Institutional Shares of each Fund.

Each Trustee, who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $5,000, plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended. One Trustee has waived all fees for the entire fiscal year.

                                       28                         Memorial Funds

--------------------------------------------------------------------------------

DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser, Sub-advisers, FFSI, FSS and FAcS have voluntarily waived a portion of their fees. In addition, FAdS may, under certain circumstances, assume certain expenses of the Funds. For the period ended December 31, 1998, fees waived and expenses reimbursed were as follows:

                                      INVESTMENT                          EXPENSES
                                      ADVISORY                           REIMBURSED
                                         FEE      FFSI   FSS     FAcS     BY FAdS       TOTAL
                                      ---------   ----   ----   ------   ----------    --------
Government Bond Fund...............   $42,570     $ 54   $474   $3,065     $  417      $ 46,580
Corporate Bond Fund................   118,031       --     --       --         --       118,031
Growth Equity Fund.................    31,363      540    765    3,065      4,885        40,618
Value Equity Fund..................    26,719      484    760    3,065     14,778        45,806

NOTE 5. SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the period ended December 31, 1998, were as follows:

                                                                            COST OF
                                         COST OF       PROCEEDS FROM      GOVERNMENT        PROCEEDS FROM
                                        PURCHASES          SALES           PURCHASES       GOVERNMENT SALES
                                      -------------    --------------    -------------    ------------------
Government Bond Fund...............   $115,429,345     $  56,671,970     $ 113,100,859         $ 56,098,136
Corporate Bond Fund................    558,268,785       428,786,241       302,701,283          279,248,410
Growth Equity Fund.................     56,775,541        37,302,470                --                   --
Value Equity Fund..................     39,623,982         8,618,038                --                   --

For federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation as of December 31, 1998, were as follows:

                                                         GROSS          GROSS       NET UNREALIZED
                                                       UNREALIZED     UNREALIZED     APPRECIATION
                                          COST        APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                     --------------   ------------   ------------   --------------
Government Bond Fund...............   $  63,805,365    $1,168,167     $   89,334      $1,078,833
Corporate Bond Fund................     136,620,661     1,631,400        543,051       1,088,349
Growth Equity Fund.................      23,959,477     3,050,990        426,052       2,624,938
Value Equity Fund..................      30,458,044     3,587,992      3,111,748         476,244

NOTE 6. MEETING OF SPECIAL SHAREHOLDERS (UNAUDITED)

On December 21, 1998, a special meeting of shareholders of Growth Equity Fund was held to consider a proposal to approve a new investment sub-advisory agreement between the Trust, the Adviser and the Fund's Sub-adviser. The proposal was brought to the shareholders of the Fund because Davis Hamilton Jackson & Associates, Inc., the Fund's Sub-adviser, intended to enter into an agreement with Affiliated Managers Group, Inc. ("AMG") and certain wholly owned subsidiaries of AMG, to form a Delaware limited partnership called Davis Hamilton Jackson & Associates, L.P. ("DHJA"). The Act requires a vote when there is a change of ownership of a mutual fund's investment adviser of the type that was proposed. As a result, this required the approval of the new investment sub-advisory agreement by the shareholders of the Growth Equity Fund. The new investment sub-advisory agreement was approved by 1,991,001.507 shares out of 2,804,716.235 (70.99%) shares of the Fund present at the meeting. The new investment sub-advisory agreement was effective at the close of business on December 31, 1998. AMG, a holding company that invests in investment management firms, may be deemed to control DHJA due to an investment it has made in DHJA. AMG does not participate in the day-to-day management or the investment process of DHJA.

                                       29                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 7. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

For federal income tax purposes, dividends from short term capital gains are classified as ordinary income. The percentage of qualifying dividends eligible for the corporate dividend received deduction for Corporate Bond Fund, Growth Equity Fund and Value Equity Fund were 0.21%, 4.45% and 100.00%, respectively.

                                       30                         Memorial Funds

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of The Memorial Funds:

We have audited the accompanying statements of assets and liabilities of Government Bond Fund, Corporate Bond Fund, Growth Equity Fund, and Value Equity Fund, portfolios of The Memorial Funds, (collectively the "Funds"), including the schedules of investments as of December 31, 1998, and the related statements of operations, statements of changes in net assets, and financial highlights for the period from the commencement of operations on March 29, 1998 (March 25, 1998 for the Corporate Bond Fund) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Bond Fund, Corporate Bond Fund, Growth Equity Fund, and Value Equity Fund as of December 31, 1998, the results of their operations, changes in their net assets and financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                   [SIGNATURE]

Boston, Massachusetts
February 5, 1999

                                       31                         Memorial Funds

                               THE MEMORIAL GROUP

                               INVESTMENT ADVISER
                         Forum Investment Advisors, LLC
                              Two Portland Square
                             Portland, Maine 04101

ADMINISTRATOR                                    TRANSFER AGENT & DIVIDEND DISBURSING AGENT
       Forum Administrative Services, LLC               Forum Shareholder Services, LLC
       Two Portland Square                              Two Portland Square
       Portland, Maine 04101                            Portland, Maine 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information.